                                                                 EXHIBIT 10.28


WHEN RECORDED, PLEASE RETURN TO:                     MORTGAGE PREPARED BY:
Choate, Hall & Stewart                               Choate, Hall & Stewart
One Exchange Place                                   One Exchange Place
53 State Street                                      53 State Street
Boston, Massachusetts 02109                          Boston, Massachusetts 02109
Attn: Peter M. Palladino, Esq.

                        MORTGAGE AND SECURITY AGREEMENT
                        -------------------------------
                            (Land and Buildings at
           Building 600, Glasgow Business Center, Newark, Delaware)


     THIS MORTGAGE AND SECURITY AGREEMENT (as from time to time amended and in effect, hereinafter called this "Mortgage") is made as of the 21st day of September, 2001 by HOLOGIC, INC. (together with any and all successors and assigns, the "Mortgagor"), and is granted and delivered to FOOTHILL CAPITAL CORPORATION, as collateral agent for the Lenders (together with any other holder from time to time of the Loan Documents, called the "Lender").

                  1.  DEFINITIONS; GRANTING CLAUSE; PREMISES;
                      ---------------------------------------
                      SECURED OBLIGATIONS; CONDITIONS; TITLE.
                      --------------------------------------

          1.1  Definitions.  Any capitalized term used but not defined in this
               -----------
Mortgage shall have the same meaning for such term as defined in the Loan and Security Agreement (the "Loan Agreement") dated as of September 21, 2001, by and among Hologic, Inc., FluoroScan Imaging Systems, Inc., and Direct Radiography Corporation, the Borrowers named on the signature page to the Loan Agreement, the financial institutions from time to time party to the Loan Agreement, and Foothill Capital Corporation, as arranger and administrative agent for the Lenders. Certain capitalized terms used in this Mortgage are specifically defined as follows:

     "Assignment" shall mean the Assignment of Leases and Rents of even date herewith granted by the Mortgagor to the Lender securing the Loan Documents and covering the Premises, as from time to time amended in writing.

     "Collateral" shall mean all personal property owned by Mortgagor relating to the Premises including, without limitation, all personal property of the type set forth in Section 1.4 of this Mortgage.

     "Event of Default" shall mean each of the events set forth in Section 7.3 hereof; provided that, as used with reference to any of the other Loan Documents, such term shall mean an event which constitutes a default under such Loan Document and which is continuing, beyond the applicable grace period, if any, specified therein.

     "Hazardous Materials" shall mean asbestos, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, other carcinogens, oil and other petroleum products, pollutants, contaminants, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any present or future federal, state or local laws, rules, codes or regulations the purpose of which is the protection of the environment, or any judicial or administrative interpretation of such laws, rules, codes or regulations.

     "Hazardous Materials Legal Requirements" shall mean all present federal, state or local laws, rules, codes or regulations, or any judicial or administrative interpretation thereof, including, without limitation, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings, relating to Hazardous Materials or the existence, use, discharge, release, containment, transportation or disposal thereof, or otherwise regulating or providing for the protection of the environment in respect of or against any Hazardous Materials.

     "Leases" shall mean each present and future lease or any other agreement for the use or occupancy of all or any portion of the Premises and the buildings and other improvements which are part of the Premises, including any modifications, extensions or renewals thereof.

     "Legal Requirements" shall mean collectively, all statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders, judgments, decrees and injunctions (including, without limitation, all applicable building, health code, zoning, subdivision, and other land use statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, promulgated or issued by any governmental authority, affecting the Premises or the maintenance, management, repair, use, occupancy, possession or operation thereof, including, without limitation, any of the foregoing which may (i) require repairs, modifications or alterations in or to the Premises or (ii) in any way affect (adversely or otherwise) the use and enjoyment of the Premises.

     "Lender's Mailing Address" shall mean: Foothill Capital Corporation, One Boston Place, 18th Floor, Boston, MA 02108, Attn: Business Finance Division Manager.

     "Loan" shall mean the transaction evidenced by the Loan Documents.

     "Mortgagor's Mailing Address" and "Mortgagor's Principal Place of Business" shall mean: Hologic, Inc., 35 Crosby Drive, Bedford, Massachusetts 01730, Attn:
Chief Financial Officer.

     "Permitted Encumbrances" shall mean (i) the easements, restrictions and encumbrances, if any, existing of record as of the date of this Mortgage, and
(ii) liens for real property taxes not yet delinquent, and (iii) Leases entered into or effected after the date hereof without violating the provisions of the Assignments of Leases and Rents.

     "Premises" shall mean the real estate, together with all buildings, structures and improvements now or hereafter located thereon, if any, and all appurtenances, fixtures and other items of similar nature, known as the land and building(s) located at Building 600, Glasgow Business Center, Newark, Delaware, and more particularly described in Section 1.4 hereof and Exhibit A to this
                                                          ---------
Mortgage.

     "Security" shall mean all assets now or from time to time hereafter encumbered or subjected to a lien, security interest or charge (or intended or required so to be) pursuant to this Mortgage or any of the other Loan Documents to secure any or all of the Obligations.

     "Taking" shall mean a taking by eminent domain or condemnation for public use of, or any damage by reason of the action of any public or governmental entity or authority to, all or any part of the Premises.

          1.2  Granting Clause.  For good and valuable consideration, the
               ---------------
receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby grants, mortgages and conveys the Premises to the Lender, and grants to the Lender a first security interest in so much of the Premises as constitutes Collateral, to secure the Obligations.

          1.3  Future Advances.  As set forth in the Loan Agreement, the Maximum
               ---------------
Revolver Amount of any and all advances provided by Lenders to Mortgagor shall be $25,000,000.00. This Mortgage secures a maximum amount of up to 150% of the amount of the Maximum Revolver Amount. This Mortgage shall secure any additional loans as well as any and all present or future advances and readvances under the Loan Documents made by Lender to or for the benefit of Borrower or the Premises, all of which shall be entitled to the benefits of this Mortgage under 25 Del. Code Section 2118 and shall have the same lien priority as if the future loans, advances, or readvances were made as of the date hereof, including, without limitation: (a) principal, interest, late charges, fees, and other amounts due under the Loan Documents; (b) all advances by Lender to Mortgagor or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and completion of any improvement on the Premises; (c) all advances made or costs incurred by Mortgagor for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing, or compliance costs and costs incurred by Lender for the enforcement and protection of the Premises or the lien of this Mortgage; and
(d) all reasonable legal fees, cost and other expenses incurred by Lender by reason of any Event of Default or otherwise in connection with the Loan Documents. Mortgagor agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof, Mortgagor fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Lender may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance and provide payment thereof. All amounts advanced by Lender shall be added to the amount secured by the Mortgage and shall be due and payable promptly after demand, together with interest at the rate of interest in effect under the Loan Documents, such interest to be calculated from the date of such advance to the date of repayment thereof. Mortgagor's obligations hereunder shall be continuing and shall survive notwithstanding a foreclosure of this Mortgage.

          1.4  The Premises; the Collateral.  (a) The real estate included in
               ----------------------------
the Premises is more particularly described in Exhibit A attached hereto.  The
                                               ---------
Premises include: all buildings, structures and other improvements now or hereafter existing thereon; all rights-of-way or uses, servitudes, licenses, tenements, hereditaments, appurtenances, easements, profits, mineral rights and other rights now or hereafter existing, belonging or pertaining thereto; all fixtures and other articles of every kind and nature whatsoever now or hereafter owned or leased by the Mortgagor, and used or procured for use in connection with the operation and maintenance of any of the foregoing, insofar as the same are, or can by agreement of the parties be made, a part of the real estate.

               (b) The Collateral includes all personal property, including, without limitation, all goods, equipment, inventory, accounts, documents, instruments, chattel paper and general intangibles (each as defined in the Uniform Commercial Code), now or hereafter owned by the Mortgagor and now or hereafter placed in or on, or used or created in connection with the operation or maintenance of, the Premises, and the proceeds and products thereof (cash and noncash) and replacements therefor and accessions and additions thereto, including all of the Mortgagor's rights (but none of its obligations) under all contracts, agreements, leases, tenancies, deposits, escrows, claims and actions (including, without limitation, any litigation, insurance and condemnation awards and proceeds therefrom), and all warranties and guarantees related to all or any portion of the Premises, including, without limitation, all purchase and sale agreements now or hereafter entered pertaining to the Premises or portions thereof, and including all of the Mortgagor's rights and interests in any property, permits and approvals for the construction, ownership, use, occupancy, maintenance and operation of the Premises. To the greatest extent practicable, all references in this Mortgage to the Premises shall be deemed also to include the Collateral.

          1.5  Conditions of this Mortgage.  This Mortgage is upon the condition
               ---------------------------
that all representations, warranties, conditions, covenants and agreements of the Mortgagor contained herein and in each of the other Loan Documents be true and correct, and be kept, observed and fully performed and satisfied.

          1.6  Title to the Premises; First Lien.  Mortgagor covenants that
               ---------------------------------
Mortgagor has good and clear record and marketable title in fee to such of the Premises as is real property and has the right to mortgage, grant and convey the Premises, and good and marketable absolute title to the balance of the Premises, in either case subject to no liens, encumbrances, easements or restrictions other than the Permitted Encumbrances; and this Mortgage is and will remain a valid, enforceable and perfected first lien on, and security interest in, the Premises.

                 2.  PROVISIONS REGARDING HAZARDOUS MATERIALS.
                     ----------------------------------------

          2.1  Warranties and Representations.  The Mortgagor represents and
               ------------------------------
warrants to the Lender that, except as disclosed in the Phase I Environmental Site Assessment Report included in Schedule 5.14 of the Loan Agreement, there are no Hazardous Materials located in, on or under the Premises except in strict compliance with all Hazardous Materials Legal Requirements, and that, to the best of the Mortgagor's knowledge, there are no Hazardous Materials located in, on or under any real property adjoining or in the vicinity of the Premises which through soil or groundwater migration could come to be located upon or under the Premises.

          2.2  Compliance with Laws.  The Mortgagor agrees to comply, and to
               --------------------
cause the Mortgagor to comply, duly and fully with all Hazardous Waste Legal Requirements applicable to the Premises and agrees promptly to undertake and diligently to pursue to completion appropriate and legally authorized remedial containment and clean-up actions in the event of any release of any Hazardous Material on, upon, into or under the Premises.

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

          2.3  Indemnification of the Lender.  The Mortgagor hereby agrees to
               -----------------------------
indemnify, defend and hold harmless the Lender from and against all loss, liability, damage and expense, including reasonable attorneys' fees, occasioned by or associated with (a) the Mortgagor's failure to comply duly and fully with any Hazardous Materials Legal Requirement applicable to the Premises, (b) any Hazardous Materials located on, upon, into or under the Premises, (c) any and all damage to real or personal property or natural resources and/or harm or injury to persons alleged to have resulted from any such Hazardous Materials, or
(d) the Lender's exercising in whole or in part, or failing or neglecting to exercise, any of its rights under Section 2.4 below.

          2.4  Lender's Right to Make Site Assessments; Take Action.  The Lender
               ----------------------------------------------------
is hereby specifically authorized in its reasonable discretion to cause one or more environmental site assessments of the Premises to be undertaken at the sole cost and expense of the Mortgagee, at any time, and at the sole cost and expense of Mortgagor, after the occurrence of an Event of Default. Environmental site assessments may include a detailed visual inspection of the Premises, including, without limitation, all storage areas, storage tanks, drains, drywells and leaching areas, as well as the making of ground borings and the taking of soil samples, surface water samples and groundwater samples, and such other investigations or analysis as is necessary or appropriate for a complete assessment of the compliance of the Premises and the use and operation thereof with all Hazardous Materials Legal Requirements. Without limiting the foregoing, in the event that there shall occur a release of Hazardous Materials on, upon, into or under the Premises, or such a release appears imminent or probable, the Lender shall have the right (but not the obligation), upon prior notice to the Mortgagor (or without notice in the case of emergency), to cause the release to be contained and/or removed on behalf of the Mortgagor or to attempt to prevent or contain such a release. The Mortgagor agrees to cooperate with the Lender and to render such assistance to the Lender as may be requested to facilitate such remedial actions (including, without limitation, such containment or removal). The Mortgagor shall be liable to the Lender for all costs and expenses, including reasonable attorneys' fees, incurred on account of such remedial action undertaken on the Mortgagor's behalf and shall reimburse the Lender therefor on demand, and such costs shall be deemed included in the Obligations.

          2.5  Survival of the Mortgagor's Obligations.  All of the Mortgagor's
               ---------------------------------------
obligations owed to the Lender under this Article 2, including, without limitation, the indemnification obligation set forth in Section 2.3 above, shall survive the payment of the Loan Documents and the discharge of this Mortgage in all respects. It is the intent of this Article 2 that the Lender shall at all times remain fully indemnified and protected by the Mortgagor from any and all liability which the Lender might incur as a result of the Mortgagor's failure to comply duly and fully with any Hazardous Materials Legal Requirement applicable to the Premises or otherwise arising from any Hazardous Materials on the Premises which existed on, or were introduced to, the Premises during the term of the Mortgagor's ownership thereof.

                        3.  COVENANTS OF THE MORTGAGOR.
                            --------------------------

          3.1  Construction and Completion of Improvements.  All buildings,
               -------------------------------------------
structures and other improvements hereafter constructed on the Premises shall be completed by the

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

Mortgagor in a good and workmanlike manner, in accordance with all applicable governmental laws, statutes, ordinances, by-laws, codes, rules, regulations and requirements, and approved in advance and in writing by the Lender, which approval shall not be unreasonably withheld or delayed as to non-structural improvements, and otherwise in accordance with the provisions of the Loan Documents. Notwithstanding the foregoing, Mortgagor may from time to time make alterations, additions or improvements to the Premises, without the approval of Lender, provided: (i) the cost thereof shall not exceed Thirty Thousand Dollars ($30,000) in the aggregate in any consecutive twelve-month period; (ii) Mortgagor shall, prior to commencing any such alterations, additions and/or improvements or approving any lessee alterations, additions, or improvements in the Premises in connection therewith, furnish Lender with a complete set of plans and specifications for any such alterations, additions and/or improvements; and (iii) such alterations, additions and/or improvements shall not involve or affect the exterior or the structure of the Building or any of the mechanical, electrical or plumbing systems of the Building.

          3.2  Prohibition Against Encumbrances; Restrictions on Transfer.  (a)
               ----------------------------------------------------------
The Mortgagor shall not, directly or indirectly, permit or suffer to be created or to remain, and shall discharge, or promptly cause to be discharged, any mortgage, lien, attachment, or other encumbrance on the Premises or any part thereof or interest therein, other than the Loan Documents and Permitted Encumbrances. The Mortgagor shall promptly give the Lender notice of and, unless the Lender requests otherwise, appear in and diligently contest at the Mortgagor's sole cost and expense, any action or proceeding which purports to affect the Mortgagor's title to the Premises or the priority or validity of this Mortgage.

               (b) Except for the Permitted Encumbrances, the Mortgagor shall not, directly or indirectly, without the prior written consent of Lender in each instance obtained, which consent may be withheld in Lender's sole discretion, convey, sell, assign, transfer, dispose of (or permit any conveyance, sale, assignment, transfer or disposition, whether voluntary or involuntary, of) ownership or control of all or any part of any legal or beneficial interest in:
(i) the Premises or any part thereof (including any grant of a mortgage, other lien or security interest in any legal or beneficial interest in the Premises or any part thereof, or any sale, assignment, transfer or disposition of any rents and other contractual claims), or (ii) the Mortgagor (collectively or individually, a "Transfer"). Any sale or transfer (or cumulative sales or transfers) of the capital stock of the Mortgagor in excess of 25% shall constitute a transfer; provided, however, such sale or transfer of capital stock shall not be deemed a transfer so long as Mortgagor is an entity whose outstanding stock is listed on a recognized security exchange.

          3.3  Operation of Premises.  (a) The Mortgagor shall make such repairs
               ---------------------
and replacements and take such other steps as may be necessary to keep and maintain the Premises in compliance with all Legal Requirements and in at least as good repair, order and condition as the same now are or hereafter may be put while this Mortgage is outstanding, excepting only deterioration incidental to reasonable wear and use and any Taking; it being understood, however, that the foregoing exception for reasonable wear and use shall not relieve the Mortgagor from the obligation to repair or replace worn out, inoperative or otherwise deficient elements of the Premises.

               (b) The Mortgagor shall not (except as otherwise expressly permitted in this Mortgage or otherwise consented to in advance and in writing by the Lender) permit or suffer the removal, demolition or any other waste of any of the Premises, except that nothing in this Mortgage shall be deemed to prevent replacements or substitutions for items constituting part of the Collateral where such replacements and substitutions are comparable as to function, quality and value.

               (c) The Mortgagor shall fully and seasonably keep, observe and satisfy all federal, regional, state and local laws, statutes, ordinances, by-laws, codes, rules and regulations applicable to the Premises or the occupancy or use thereof.

               (d) The Mortgagor shall not make or permit any structural or nonstructural alterations, improvements or additions to the Premises, except as permitted in Section 3.1.

               (e) The Mortgagor shall permit the Lender and its authorized representatives to enter and examine the Premises from time to time, at all reasonable times, in accordance with the terms of each lessee's lease and without unreasonable interference with lessees' use and occupancy of the Premises.

          3.4  Payments.  (a) The Mortgagor shall pay or cause to be paid,
               --------
promptly when due: (i) all taxes, betterments, assessments and other governmental levies, water rates, sewer charges, insurance premiums and other charges, to whomever and whenever laid or assessed, whether on the Premises, this Mortgage, any of the other Loan Documents or on any interest therein, or any other debt or obligation expressly secured hereby (collectively, the "Impositions"); and (ii) all federal, state and other taxes of whatever kind and nature which could, if unpaid, result in a lien on the Premises or on any interest therein. Mortgagor may contest the validity or amount of such Impositions, provided that: (i) the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Mortgagor or Lender therein or impose any fee or penalty against Mortgagor; (ii) Mortgagor notifies Lender of such contest and thereafter diligently proceeds with such contest in accordance with Law; and (iii) Lender may require Mortgagor to post a bond or other collateral reasonably satisfactory to Lender in connection with such action.

               (b) At any time following an Event of Default, if requested in writing by the Lender, the Mortgagor shall deposit with the Lender, on a monthly basis (each of which dates is hereinafter referred to as a "Monthly Tax Deposit Date") until the payment in full of the Obligations, a sum equal to one-twelfth (1/12) of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Premises and/or the Collateral within one (1) year after said Monthly Tax Deposit Date. If the amount of the Impositions to be levied, charged, assessed or imposed within the ensuing one (1) year period shall not be fixed upon any Monthly Tax Deposit Date, such amount for the purpose of computing the tax deposit to be made by the Mortgagor hereunder shall be estimated by the Lender, with an appropriate adjustment to be promptly made between the Mortgagor and the Lender as soon as the fixed amount of such Impositions is determinable.

     The sums deposited by the Mortgagor under this Section 3.4(b) shall be held by the Lender and shall be applied in payment of the Impositions when due. Such deposits shall not be commingled with other assets of the Lender except for other real estate tax escrows in connection with other properties, and shall be held in trust in an account at a recognized financial institution selected by the Lender. The Mortgagor shall give twenty (20) days' prior written notice to the Lender in each instance when an Imposition is due, specifying the Imposition to be paid and the amount thereof, the place of payment and the last day on which the same may be paid.

     If for any reason the sums on deposit with the Lender under this Section 3.4(b) shall not be sufficient to pay an Imposition not later than thirty (30) days before the last day on which the same may be paid without penalty or interest, then, within ten (10) days after demand by the Lender, the Mortgagor shall deposit sufficient sums so that the Lender may pay such Imposition in full, together with any penalty and interest thereon. The Lender may change its estimate of any Imposition for any period on the basis of a change in an assessment or tax rate or on the basis of a prior miscalculation or for any other reason; in which event, within ten (10) days after demand by the Lender, the Mortgagor shall deposit with the Lender the amount in excess of the sums actually deposited which would theretofore have been payable under the revised estimate.

     If any Imposition shall be levied, charged, filed, assessed or imposed upon or against the Premises and/or the Collateral and if such Imposition shall also be a levy, charge, assessment or imposition upon or for any other real or personal property not covered by the lien of this Mortgage, then the computation of the amounts to be deposited under this Section 3.4(b) shall be based upon the entire amount of such Imposition and the Mortgagor shall not have the right to apportion any deposit with respect to such Imposition.

     Upon an assignment of this Mortgage by the Lender, the Lender shall have the right to transfer all amounts deposited pursuant to the provisions of this
Section 3.4(b) and still in its possession to such assignee (as the subsequent holder of this Mortgage) which agrees to hold such funds in accordance with the foregoing terms, and the original Lender named herein shall thereupon be completely released from all liability with respect to such tax deposits and the Mortgagor shall look solely to said assignee (as the subsequent holder of this Mortgage) in reference thereto.

     All amounts deposited with the Lender pursuant to the provisions of this
Section 3.4(b) shall be held by the Lender as additional security for the sums secured by this Mortgage and upon the occurrence of any Event of Default hereunder the Lender may, in its sole and absolute discretion, apply said amounts toward payment of the Obligations. Upon the complete payment and performance of the Obligations, any sums then held by the Lender under this
Section 3.4(b) shall be refunded to the Mortgagor.

     At the option of the Lender, after request therefor, the Mortgagor shall deliver to the Lender copies of all notices, demands, claims, bills and receipts in relation to the Impositions immediately upon the receipt thereof by the Mortgagor.

          3.5  Copies of Notices to Lender.  The Mortgagor shall deliver to the
               ---------------------------
Lender promptly upon receipt of the same, copies of all notices, certificates, documents and instruments received by the Mortgagor from any agency or authority having jurisdiction over the Premises, or any insurer of the Premises, which materially affect the Premises or its occupancy or use.

          3.6  Intentionally Omitted.
               ----------------------

          3.7  Appraisals.  The Mortgagor agrees that the Lender shall have the
               ----------
right, not more than once per year, at any time so long as the Loan remains outstanding, to order an appraisal or appraisals of the Premises if reasonably required by the Lender to administer the Loan or required of the Lender by any regulatory agency or authority having jurisdiction over the Lender, the reasonable cost of which shall be paid by Mortgagor.

                4.  SECURITY AGREEMENT COVERING THE COLLATERAL.
                    ------------------------------------------

     4.1  Financing Statements; Further Assurances.  Subject to the terms of the
          ----------------------------------------
Loan Documents, the Mortgagor hereby covenants and agrees with the Lender that as of the execution hereof and hereafter from time to time when requested by the Lender, the Mortgagor shall (a) duly execute and deliver to the Lender, in form appropriate for recording and filing, a security agreement and/or financing statement or statements relating to the Collateral or any part thereof, it being further agreed that the Lender may record or file a carbon, photographic or other reproduction of a financing statement or this Mortgage in lieu of any originally signed financing statement or statements; and (b) provide to the Lender such other assurances as may be required by the Lender to establish, preserve, perfect and protect the Lender's first and prior security interest in the Collateral.

     4.2  Warranties; Representations; Covenants.  The Mortgagor hereby
          --------------------------------------
represents and warrants to, and covenants and agrees with, the Lender that (a) the Collateral is and shall be used primarily for business purposes and is not and shall not be bought, leased or used primarily for personal, family or household purposes, and (b) except for Permitted Encumbrances, no financing statement, security agreement or other lien instrument covering all or any part of the Collateral or any proceeds thereof is on file in any public office.

     4.3  Procedure for Sale.  The Mortgagor hereby agrees that whenever
          ------------------
notification with respect to the sale or other disposition of the Collateral (including collateral in which the Lender has been granted a security interest pursuant to the Loan Documents) is required by law, such notification of the time and place of public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given at least ten (10) days before the time of such public sale or the date after which any such private sale or other intended disposition is to be made, as the case may be. Further, the Lender shall be authorized and permitted to entirely or partially postpone, adjourn, continue and reschedule any such sale, once or several times, and entirely or partially all without prejudice or breach of any duty or obligation of the Lender.

                   5.  EMINENT DOMAIN; APPLICATION OF AWARD.
                       ------------------------------------

     In case of any Taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a Taking, the Mortgagor shall promptly give written notice thereof to the Lender, generally describing the nature and extent of the Taking and any proceedings or negotiations regarding the Taking. The Lender may, at its option, appear in any proceeding in connection with, or any negotiations relating to, a Taking and the Mortgagor shall promptly give to the Lender copies of all notices, pleadings, determinations and other papers in any such proceedings or negotiations. The Mortgagor shall in good faith and with due diligence and counsel reasonably satisfactory to the Lender file and prosecute the Mortgagor's claim or claims for any award or payment on account of any Taking of the Premises; and if the Mortgagor does not so prosecute its claim, then the Lender, in its reasonable judgment, shall have the right to file and prosecute such claim at the Mortgagor's sole cost and expense. The Mortgagor shall not settle any such claim or claims for less than the Secured Debt without the Lender's prior written consent which consent shall not be unreasonably withheld or delayed. The Mortgagor hereby assigns to the Lender all of the Mortgagor's right, title and interest in and to any claim to damages or to participation in any award in connection with a Taking and hereby irrevocably authorizes such awards to be paid directly to the Lender. If the Mortgagor collects any such claim or claims, by settlement, judicial decree or otherwise, the Mortgagor shall promptly pay the same to the Lender. Any such awards, after deducting therefrom all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in connection therewith, shall be applied by the Lender in accordance with the provisions of Section 6.6 below.

                           6.  INSURANCE; CASUALTY.
                               -------------------

          6.1  Coverage.  The Mortgagor shall, at the Mortgagor's sole cost and
               --------
expense, obtain and keep in force while this Mortgage is on record, the following insurance coverage: (a) casualty insurance in amounts reasonably required by the Lender against all risks of physical loss, covering the improvements from time to time constituting a part of the Premises and equipment, supplies and materials furnished, with such deductibles as the Lender may approve; (b) comprehensive public liability insurance in such amounts (which amounts shall not be less than $1,000,000.00) and covering such matters as are reasonably satisfactory to the Lender; (c) worker's compensation insurance (including employer's liability insurance, if requested by the Lender) for all employees of the Mortgagor engaged on or with respect to the Premises in such amounts as are reasonably satisfactory to the Lender, but not less than such amounts as may from time to time be established by law; and (d) such other insurance coverages in such amounts and such additional amounts for existing coverages as may from time to time, in light of requirements of mortgagees of similar premises, be reasonably required by the Lender.

          6.2  Certain Policy Provisions.  The policies of insurance provided
               -------------------------
for in Sections 6.1 shall designate the Lender as an additional insured as to the Premises and shall provide that the Lender is the mortgagee and loss payee thereunder and that any proceeds shall be payable to the Lender, as its interests may appear, pursuant to a standard mortgagee endorsement. All such policies issued by the respective insurers shall provide that the loss, if any, thereunder shall be adjusted and paid as provided in this Mortgage. All policies of insurance provided for in this Article 6 shall also provide: (a) that such policies shall not be cancelled or amended without at least thirty
(30) days' prior written notice to the Lender; (b) that any amount payable due to loss shall be payable to the Lender, notwithstanding any act or omission or negligence of the Mortgagor which might otherwise result in forfeiture of, or defense of a claim under, said insurance; and (c) that the insurer waives all rights of set off, counterclaim or deduction against the Mortgagor.

          6.3  Carriers; Evidence of Insurance.  All insurance provided for in
               -------------------------------
this Article 6 shall be effected with insurers approved in advance and in writing by the Lender. Upon delivery hereof, and thereafter, not less than fifteen (15) days prior to the expiration dates of the expiring policies, originals of the policies provided for in this Article 6, in form and content satisfactory to the Lender, shall be delivered by the Mortgagor to the Lender.

          6.4  Assignment of Policies Upon Foreclosure.  In the event of
               ---------------------------------------
foreclosure of the Mortgage or other transfer of title or assignment of the Premises, in whole or in part, all right, title and interest of the Mortgagor in and to all policies of insurance required by this Article 6 above shall automatically inure to the benefit of, and pass to, the Lender or the Lender's successor in interest or the purchaser or grantee of the Premises.

          6.5  Fulfillment of Conditions and Prosecution of Claims.  The
               ---------------------------------------------------
Mortgagor shall perform, observe and keep all the conditions of all insurance policies covering the Premises and, in case of any loss or damage or claim, the Mortgagor shall forthwith give immediate notice by mail to the Lender. The Mortgagor shall in good faith and with due diligence and counsel satisfactory to the Lender prosecute any claim or claims relating to such loss or damage; and if the Mortgagor does not so prosecute its claim, then the Lender shall have the right to file and prosecute such claim at the Mortgagor's sole cost and expense. Each insurance company is hereby authorized and directed to make payment for such loss directly to the Lender instead of to the Mortgagor. If in fact, the Mortgagor in good faith and diligently prosecutes such claim, then such claim shall be adjusted by the Mortgagor only but with the prior written consent of the Lender, such consent not to be unreasonably withheld or delayed. The insurance proceeds for each such loss or damage, after deducting all costs and expenses, including reasonable attorneys' fees incurred by the Lender in connection therewith, under any policy provided for in this Section 6, shall be paid to the Lender, and shall be applied by the Lender in accordance with
Section 6.6. below. Except to the extent insurance proceeds are actually retained by the Lender and applied to the Obligations, nothing herein shall be deemed to relieve the Mortgagor from the obligation to maintain and repair the Premises and to restore the Premises from all damage and destruction, regardless of whether or not sufficient proceeds are available. Further, such retention and application shall be deemed a cure or waiver of any Event of Default under this Mortgage.

          6.6  Application of Proceeds.  Subject to the terms and conditions of
               -----------------------
the Loan Documents, all proceeds received by the Lender with respect to a taking of the Premises and all insurance proceeds with respect to fire or other insured casualty, shall be applied as follows, in the order of priority indicated:

               (a) to reimburse the Lender for any costs and expenses, including reasonable attorneys' fees, incurred in connection with collecting said proceeds;

               (b) to the payment of all unpaid interest accrued on the Loan Documents;

               (c) to reimburse the Mortgagor for any reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with collecting said proceeds;

               (d) to the prepayment of the unpaid principal balance of the Loan Documents, without premium; and

               (e) to the Mortgagor or to such other person as may be entitled to receive the same;

provided however, that subject to the terms and conditions of the Loan Documents, in the event of a taking of less than the entire Premises or in the case of fire or other insured casualty which destroys less than all or substantially all of the Premises, the Lender shall apply the proceeds first in accordance with clause (a) of this Section until reimbursed in full and, if and so long as (1) the Lender determines, in the reasonable exercise of its discretion, that the restoration, replacement and rebuilding of the Premises can be accomplished with available proceeds (or if such proceeds are not adequate for repair, the Mortgagor agrees to supplement such proceeds with its own funds so that adequate funds are available for repair), (2) the leases, if any, affecting the Premises will continue in force and effect throughout, and at the completion of, such restoration, replacement or rebuilding, and (3) no Event of Default exists, the Lender shall apply the proceeds first in accordance with clause (a) of this paragraph until reimbursed in full, then to the restoration, replacement and rebuilding of the Premises, with advances of such proceeds being made on a customary construction lending basis, until completion of such restoration, repair or replacement and then in accordance with (b), (c), (d) and
(e) of this Section in that order of priority.

                    7.  RIGHTS AND REMEDIES OF THE LENDER.
                        ---------------------------------

          7.1  Rights Exercisable Regardless of Default.  Whether or not an
               ----------------------------------------
Event of Default (defined in Section 7.3 below) or any event which, with the giving of notice or the passage of time or both would constitute an Event of Default, exists under this Mortgage, the Lender shall have the following rights:

               (a) The Lender is hereby specifically authorized to make, at the Lender's sole option, any or all payments required to be made either hereunder, or otherwise by the Mortgagor in connection with the Premises or any of the transactions contemplated by the Loan Documents. Such payments may include, but are not limited to, payments for taxes, assessments, betterments and other governmental levies, and charges, water rates, insurance premiums, maintenance, repairs or improvements constituting a part of the Premises. The Lender shall have the right, but not the duty, to perform any obligations of the Mortgagor relating to the Premises, without waiving any other rights or releasing the Mortgagor from any obligation hereunder.

               (b) The Lender shall have the right, but not the duty, to intervene or otherwise participate in any legal or equitable proceeding which, in the Lender's reasonable judgment, affects the Premises or any of the rights created or secured by any of the Loan Documents. Such rights may be exercised by the Lender at any time, but only after notice to the Mortgagor, and only to the extent permitted by law and necessary to protect its rights hereunder and in the Premises, and shall be at its sole expense prior to the occurrence of any Event of Default, and at Mortgagor's cost and expense subsequent to the occurrence of an Event of Default.

          7.2  Effect of Exercise of Rights.  Any sums paid, and any costs or
               ----------------------------
expenses, including reasonable attorneys' fees reasonably incurred by the Lender, pursuant to the Lender's exercise of rights specified or referred to herein or any of the Loan Documents, shall as between the parties hereto and their successors-in-interest, be deemed valid, so that in no event shall the necessity or validity of any such payments, costs or expenses be disputed.

          7.3  Events of Default.  The occurrence of any one or more of the
               -----------------
following events (each, an "Event of Default") shall constitute a default under and breach of this Mortgage: (a) an Event of Default under the Loan Agreement,
(b) any breach of Sections 3.2(b) or 3.4 of this Mortgage, or (c) any breach of any other provision of this Mortgage that is not cured within thirty (30) days after written notice from Lender but, in the event the breach is not capable of cure within such thirty (30) day period, it shall be an Event of Default only if Mortgagor fails to commence to cure such breach within such thirty (30) day period and diligently prosecute such cure to completion thereafter.

          7.4  Remedies; Rights and Remedies Cumulative.  Upon the occurrence of
               ----------------------------------------
any Event of Default, the Lender may at any time thereafter, at its option and without notice exercise any or all of the following rights and remedies in addition to (and not in limitation of) any and all other rights or remedies available to it under applicable law as a mortgagee/secured party: (a) declare all of the Obligations due and payable, and the Obligations shall thereupon become and be immediately due and payable, anything in any of the Loan Documents to the contrary notwithstanding, provided that, notwithstanding and without limiting the generality of the foregoing, upon the occurrence of an Event of Default under Section 7.3 hereof, all of the Obligations automatically shall become and be immediately so due and payable; (b) apply to the Obligations any deposits or other sums credited by or due from the Lender to the Mortgagor including, without limitation, funds held in any real estate tax or other escrow account held by or on behalf of the Lender (without first enforcing any other rights of the Lender against the Mortgagor or any endorser of the Loan Documents or any Guarantor, or against the Premises); (c) exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code; (d) appoint or cause to be appointed a receiver or custodian of the Premises, with or without commencing foreclosure of this Mortgage or suit on the Loan Documents or to otherwise collect on the Obligations, and without regard for the adequacy of the security for the Obligations, and such receiver shall be authorized to enter upon and take and maintain full control of the Premises in order to perform all acts necessary or appropriate for the operation and maintenance thereof, including but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Premises, the making of repairs to the Premises and the execution or termination of contracts providing for the management or maintenance of the Premises, all on such terms as are deemed best to protect the security of this Mortgage; (e) foreclose upon this mortgage by judicial proceeding or any other manner permitted by applicable law, and such rights shall not be exhausted until all of the Premises shall have been sold or all other Obligations satisfied; (f) take such other actions or proceedings as the Lender deems necessary or advisable to collect or enforce or to protect its interest in the Premises and the Obligations; and (g) exercise of such other rights and remedies as may be available to a mortgagee/secured party under applicable law. Such options shall continue until all such Events of Default have been cured, and may be exercised individually, sequentially or in concert, all such remedies being cumulative, the exercise of one not being deemed a waiver of any of the others or a cure of any Event of Default. Furthermore, if the Lender commences any action to foreclose this Mortgage, the Lender may postpone such foreclosure sale of all or any parcel of the Premises by public announcement at the time and place of any previously scheduled sale, and the Lender shall be entitled to postpone, adjourn and reschedule and/or cancel any such sale in its sole discretion without prejudice, and without it being deemed commercially unreasonable. Lender shall be entitled to collect all expenses incurred in pursuing any right or remedy following an Event of Default, including, but not limited to, reasonable attorneys' fees (which fees shall be allowed and paid as part of the decree of judgment) and costs of title evidence. The proceeds of any such sale shall be applied in the following order: (i) all costs and expenses of the sale, including reasonable attorneys' fees, title examination costs, advertising costs, auctioneer's costs and the like; (ii) to all unpaid interest secured by this Mortgage; (iii) to all unpaid principal and other unpaid sums secured by this Mortgage; and (iv) the excess, if any, to the person or persons legally entitled thereto.

          7.5  Rents; Mortgagee in Possession; Etc.  Upon the occurrence of any
               -----------------------------------
Event of Default, the Lender, without in any way waiving any rights under this
Article 7, may at its option, without notice, and without regard to the adequacy of the security for the indebtedness secured hereby, either in person or by agent, with or without bringing any action or proceeding to foreclose this Mortgage, bringing any suit on the Loan Documents or otherwise to collect the Obligations, or by a receiver appointed by a court, take possession of the Premises, hold, manage, lease and operate the same on such terms and for such period of time as the Lender may deem proper and, either with or without taking possession of the Premises, and with or without initiating foreclosure proceedings, in the name of the Mortgagor or in its own name as Assignee, demand, sue for or otherwise collect and receive all rents, income and profits of the Premises, including those past due and unpaid. All rents collected by the Lender shall be applied first to the payment of costs of management of the Premises and collection of rents, including, but not limited to, reasonable attorneys' fees, and then to the sum secured by this Mortgage. The Lender shall be liable to account only for those rents actually received, and shall not be liable for any mismanagement or other conduct in connection with its possession, management or operation of the Premises, except for its willful misconduct or gross negligence. If the rents of the Premises are not sufficient to meet the costs, if any, of taking control of, operating and managing the Premises and collecting the rents, any funds expended by the Lender for such purposes shall become indebtedness of the Mortgagor to the Lender secured by this Mortgage as if originally included in the Obligations. Such amounts shall be payable upon notice from the Lender to the Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the Highest Lawful Rate, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Mortgagor under applicable law. In the event the Lender elects to seek the appointment of a receiver for the Premises following an Event of Default, the Mortgagor hereby expressly consents to the appointment of a receiver. The receiver shall be entitled to receive a reasonable fee for so managing the Property.

          7.6  No Waiver by the Lender.  The failure of the Lender to exercise
               -----------------------
any right or remedy or option provided for herein or under applicable law shall not be deemed to be a waiver of any of the covenants or obligations secured by this Mortgage or otherwise. No sale of all or any of the Premises, no forbearance on the part of the Lender, no release or partial release of any of the Premises, and no extension, whether oral or in writing, of the time for the payment of the whole or any part of the Obligations or any other indulgence given by the Lender to the Mortgagor, shall operate to release or in any manner affect the lien of the Mortgage with respect to those portions of the Premises not released pursuant to Section 8.7 or the original liability of the Mortgagor, notice of any such extensions or indulgences being hereby waived by the Mortgagor. Any entering upon and taking and maintaining of control of the Premises by the Lender, the receiver or any agent thereof, and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of the Lender under applicable law or provided herein.

          7.7  Mortgagor's Waiver of Certain Rights.  The Mortgagor hereby
               ------------------------------------
waives, to the fullest extent permitted by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the Premises, and (ii) the benefit of all laws that hereafter may be enacted in any way extending the time for the enforcement or the collection of the Obligations or creating or extending a period of redemption from any sale made in collecting the Obligations. The Lender shall not be required to marshal the Premises, the Leases, rents, issues and profits assigned by the Assignment, or any other Security in any particular order. The Mortgagor hereby covenants and agrees that it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against any co-obligor obligated on or with respect to any Obligations or granting any security prior to the payment in full of the Obligations.

                            8.  GENERAL PROVISIONS.
                                ------------------

          8.1  Lender's Expenses.  Any and all costs and expenses reasonably
               -----------------
incurred by the Lender in connection with performing (but not making), protecting or collecting the Obligations and the Loan, including, without limitation, reasonable attorneys' fees, shall be paid by the Mortgagor on the demand of the Lender and if not so paid on demand shall become part of the Obligations and accrue interest at the default rate set forth in the Loan Documents. Without limiting the generality of the preceding sentence: (a) if the Lender is made a party defendant to any litigation concerning this Mortgage or the Premises, then the Mortgagor shall indemnify, defend and hold the Lender harmless from and against all claims, liabilities, judgments, costs and expenses by reason of said litigation, including reasonable attorneys' fees and expenses incurred by the Lender in any such litigation, whether or not any such litigation is prosecuted to judgment; or (b) if the Mortgagor breaches any provision of this Mortgage or any of the other Loan Documents, the Lender may employ an attorney or attorneys to protect its rights hereunder or thereunder, and in the event of such employment following any breach by the

Mortgagor, then the Mortgagor shall pay the reasonable attorneys' fees and expenses incurred by the Lender, whether or not an action is actually commenced against the Mortgagor by reason of such breach or whether or not any such action, once commenced, is prosecuted to judgment.

          8.2  Construction, etc.  The interpretation of the provisions of this
               ------------------
Mortgage and any of the other Loan Documents shall not be construed against any party hereto based upon the fact that such party may have drafted or caused to be drafted such provision. The Mortgagor hereby acknowledges that it has been represented by independent counsel of its own selection and, notwithstanding that counsel for the Lender has prepared the first draft of this Mortgage and the other Loan Documents, the Mortgagor hereby agrees that the same shall not be construed against the Lender in the event of any ambiguity, in that each party's counsel participated in the negotiation and codification of this Mortgage and the other Loan Documents. Further, no prior draft or version of this Mortgage or any other Loan Document may be used or relied upon to interpret or construe any term or provision, or the absence of any term or provision, hereof or thereof. This instrument, together with all other Loan Documents, merges all prior and contemporaneous agreements, understandings, warranties and representations of the parties hereto.

          8.3  Notices.  All notices and other communications required or
               -------
permitted to be given hereunder shall be made in the manner and to the addresses set forth in the Loan Agreement.

          8.4  Amendments.  This Mortgage may not be waived, changed or
               ----------
discharged orally, but only by an agreement in writing, signed by all parties, and any attempted oral waiver, change or discharge of any provision of this Mortgage shall have no force or effect.

          8.5  Waiver of Statute of Limitations.  The Mortgagor hereby waives
               --------------------------------
the right to assert any statute of limitations as a bar to the enforcement of the lien of this Mortgage or any other provision herein, or to any action brought to enforce the Loan Documents or any of the other Obligations secured by this Mortgage.

          8.6  Miscellaneous.  Section captions are not a part hereof.  The
               -------------
invalidity of any provisions of this Mortgage, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provisions hereof. This Mortgage shall be interpreted in accordance with and governed by the laws of The State of Delaware. This Mortgage shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the parties hereto. The term "Mortgagor", together with any pronoun referring thereto, shall include the singular, plural, masculine, feminine and neuter, as the context may require; and if more than one person constitutes any of such parties, the obligations of such persons shall be joint and several.

          8.7  Defeasance.  Upon full payment and performance of all Obligations
               ----------
in accordance with the terms of the Loan Documents, Lender shall, at Mortgagor's request and expense, release this Mortgage of record, whereupon this Mortgage shall have no further force or effect, except as expressly provided herein. Following any conveyance, sale, assignment, transfer or disposal of ownership or control of all of Mortgagor's interest in the Premises to which Lender consents in accordance with Section 3.2(b), Lender shall release this Mortgage of record at Morgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Lender.

          8.8  Conflict.  In the event of any conflict between the terms,
               --------
provisions or conditions of this Mortgage and the terms, provisions or conditions of the Loan Agreement, the terms, provisions or conditions of the Loan Agreement shall govern.

     This Mortgage has been executed and delivered for fair and adequate consideration, and does not constitute a fraudulent conveyance under applicable law.

     If any provision hereof or the application thereof to any person or circumstance should be invalid or unenforceable to any extent, the remainder hereof, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and enforced to the fullest extent permitted by law.

     This Mortgage may not be amended orally and time is of the essence in connection with each and every obligation of the Mortgagor hereunder.

          8.9  No Recourse.  No shareholder, director, officer, agent,
               -----------
affiliate, or employee of the Mortgagor shall have any personal liability under this Mortgage and no judgment shall be sought, obtained or enforced against any such person or entity, except with respect to Costs alleged to be based on the willful misconduct or gross negligence of such party.

     IN WITNESS WHEREOF, this instrument has been executed as a Delaware instrument under seal as of the day and year first above written.

WITNESS:                                   MORTGAGOR:

                                           HOLOGIC, INC.



 /s/ Matthew Gilman                        By: /s/ Glenn P. Muir          (Seal)
 --------------------------------              ---------------------------
                                               Name:    Glenn P. Muir
                                               Title: Chief Financial Officer



                         _____________________________

 Suffolk___________, ss.                                      September 20, 2001
                                                                        --

     Then personally appeared the above-named Glenn P. Muir, the  Chief
                                                                  -----
Financial Officer of Hologic, Inc., and acknowledged the foregoing instrument to
-----------------
be his free act and deed and the free act and deed of Hologic, Inc., before me,


                           /s/ Linda M. Connolly
                           ------------------------------------
                           Notary Public
                           My Commission Expires:  9/15/2006
                                                 --------------


                          Signature Page to Mortgage

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